RX FUNDS TRUST

(formerly, the American Independence Funds Trust II)

(the “Trust”)

SUPPLEMENT DATED DECEMBER 28, 2015

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH SEPTEMBER 28, 2015)

RX MAR TACTICAL MODERATE GROWTH FUND (formerly, the American Independence MAR Tactical Moderate Growth Fund) (TICKERS: MGZIX, MGZAX, MGZCX)

This supplement to the Summary Prospectus, dated March 1, 2015, as supplemented through September 28, 2015, for the Rx MAR Tactical Moderate Growth Fund, a series of the Trust (the “Fund”), updates certain information in the Fund’s Summary Prospectus.

As announced in a supplement dated August 3, 2015 to the Fund’s Summary Prospectus, effective July 31, 2015, the Advisory Agreement between American Independence Financial Services, LLC (“American Independence”), which is now known as RiskX Investments, LLC, the Fund’s adviser, (“RiskX Investments” or “Adviser”) and the Trust on behalf of the Fund, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), was terminated upon the merger between American Independence and FolioMetrix, LLC (the “Transaction”).

In anticipation of the Transaction, the Trust’s Board of Trustees, approved, in accordance with Rule 15a-4 under the 1940 Act, an interim advisory agreement (“Interim Agreement”) and a new advisory agreement (“New Agreement”), both between RiskX Investments and the Trust on behalf of the Fund. The Interim Agreement became effective on August 1, 2015. Under Rule 15a-4, an interim agreement may have a duration of up to 150 days and any compensation earned under the interim agreement must be held in an escrow account with the fund’s custodian. Currently, the expenses of the Fund are above the expense limitations and the Adviser is reimbursing the Fund. No investment advisory fees are being paid to the Adviser.

Shareholders of the Fund have not approved the New Agreement. Therefore, in order to avoid disruption of the Fund’s investment management program, and until a meeting of shareholders of the Fund can be held in order to consider and approve the New Agreement, RiskX Investments will continue to provide the Fund with the same level of investment advisory services, with no fees or expenses being payable by the Fund to the Adviser. The same portfolio management team consisting of Dr. James Breech, of Cougar Global Investments, Ltd., the Fund’s sub-adviser, and Mr. Charles McNally, of RiskX Investments, is expected to continue to manage the Fund’s portfolio. The Fund’s investment objectives, principal investment strategies and investment policies will remain the same. The Fund will not accrue advisory fees starting December 28, 2015 until the Fund’s shareholders approve the New Agreement, and, in addition, the expense limitation ratios will be lowered by the amount of the advisory fees. Details regarding the special meeting of shareholders will be provided in a proxy statement in the near future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE